UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report- August 12, 2009 (Date of earliest event reported)

ALLIED NEVADA GOLD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9600 Prototype Court, Reno, Nevada 89521

(Address of principal executive offices)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On August 12, 2009, August 13, 2009, and August 14, 2009, Allied Nevada Gold Corp. issued news releases entitled “Allied Nevada Reports Continued Positive Metallurgical Results for Oxide and Sulfide Mineralization”, “Allied Nevada: Hycroft Vortex Zone Drilling Returns 55 Feet of 16.85 g/t Gold Equivalent” and “Allied Nevada Appoints Director, Corporate Environmental Affairs”, respectively. A copy of the news releases are attached to this Current Report as Exhibit 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	News release of Allied Nevada Gold Corp. dated August 12, 2009 entitled “Allied Nevada Reports Continued Positive Metallurgical Results for Oxide and Sulfide Mineralization”

99.2	News release of Allied Nevada Gold Corp. dated August 13, 2009 entitled “Allied Nevada: Hycroft Vortex Zone Drilling Returns 55 Feet of 16.85 g/t Gold Equivalent”

99.3	News release of Allied Nevada Gold Corp. dated August 14, 2009 entitled “Allied Nevada Appoints Director, Corporate Environmental Affairs”

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 17, 2009	Allied Nevada Gold Corp.

	By:	/s/ Hal D. Kirby
Hal D. Kirby
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release of Allied Nevada Gold Corp. dated August 12, 2009 entitled “Allied Nevada Reports Continued Positive Metallurgical Results for Oxide and Sulfide Mineralization”

99.2	News release of Allied Nevada Gold Corp. dated August 13, 2009 entitled “Allied Nevada: Hycroft Vortex Zone Drilling Returns 55 Feet of 16.85 g/t Gold Equivalent”

99.3	News release of Allied Nevada Gold Corp. dated August 14, 2009 entitled “Allied Nevada Appoints Director, Corporate Environmental Affairs”